Exhibit 99.1

WHERIFY WIRELESS, INC.

2004 STOCK PLAN
(As amended, October 27, 2006)

1. Purposes of the Plan. The purposes of this Plan are: to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants, and to promote the success of the Company's business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options and Restricted Stock.

2. Definitions. As used herein, the following definitions will apply:

(a)    "Administrator" means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

(b)    "Applicable Laws" means the requirements relating to the administration of equity-based awards or equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(c)    "Award" means, individually or collectively, a grant under the Plan of Options or Restricted Stock.

(d)    "Award Agreement" means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(e)    (not used)

(f)    "Awarded Stock" means the Common Stock subject to an Award.

(g)    "Board" means the Board of Directors of the Company.

(h)    "Change in Control" means the occurrence of any of the following events:

(i)    Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities; or

(ii)   The consummation of the sale or disposition by the Company of all or substantially all of the Company's assets; or

(iii)          A change in the composition of the Board occurring within a one-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

(iv)         The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

(i)    "Code" means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(j)    "Committee" means a committee of Directors or other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 of the Plan.

(k)   "Common Stock" means the Common Stock of the Company.

(l)    "Company" means Wherify Wireless, Inc., a Delaware corporation, or any successor thereto.

(m)          "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

(n)   "Director" means a member of the Board.

(o)   "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(p)   "Dividend Equivalent" means a credit, made at the discretion of the Administrator, to the account of a Participant in an amount equal to the cash dividends paid on one Share for each Share represented by an Award held by such Participant.

(q)   "Employee" means an "employee" (within the meaning of Section 3401(c) of the Code and the regulations thereunder) of the Company or any Parent or Subsidiary of the Company. Neither service as an Outside Director nor payment of a director's fee by the Company to an Outside Director will be sufficient to constitute "employment" by the Company.

(r)    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(s)   "Exchange Program" means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have lower exercise prices and different terms), Awards of a different type, and/or cash, and/or (ii) the exercise price of an outstanding Award is reduced. The terms and conditions of any Exchange Program will be determined by the Administrator in its sole discretion.

(t)    "Fair Market Value" means, as of any date and unless the Administrator determines otherwise, the value of Common Stock determined as follows:

(i)     If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NASDAQ National Market or The NASDAQ SmallCap Market of The NASDAQ Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)    If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock will be the mean between the high bid and low asked prices for the Common Stock for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)           In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

(u)   "Fiscal Year" means the fiscal year of the Company.

(v)   "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(w)          "Involuntary Termination" means the termination of the service of any Participant with the Company or any Parent or Subsidiary of the Company which occurs by reason of:

(i)    such Participant's involuntary dismissal or discharge by the Company or any Parent or Subsidiary of the Company for reasons other than Misconduct; or

(ii)   such Participant's voluntary resignation following (A) a change in his or her position with the Company or Parent or Subsidiary of the Company which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such Participant's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the Participant's consent.

(x)    "Misconduct" means the commission of any act of fraud, embezzlement or dishonesty by a Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Company (or any Parent or Subsidiary of the Company), or any other intentional misconduct by such person adversely affecting the business or affairs of the Company (or any Parent or Subsidiary of the Company) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Company (or any Parent or Subsidiary of the Company) may consider as grounds for the dismissal or discharge of any Participant or other person in the service of the Company (or any Parent or Subsidiary of the Company).

(y)   "Nonstatutory Stock Option" means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(z)    "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(aa)         "Option" means a stock option granted pursuant to the Plan.

(bb)         "Other Stock Based Awards" means Awards granted pursuant to Section 9 of the Plan.

(cc)         "Outside Director" means a Director who is not an Employee.

(dd)         "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

(ee)         "Participant" means the holder of an outstanding Award granted under the Plan.

(ff)           "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(gg)         "Plan" means this 2004 Stock Plan.

(hh)         "Restricted Stock" means shares of Common Stock issued pursuant to a Restricted Stock award under Section 8 of the Plan or issued pursuant to the early exercise of an Option.

(ii)           "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(jj)           "Section 16(b)" means Section 16(b) of the Exchange Act.

(kk)         "Service Provider" means an Employee, Director or Consultant.

(ll)           "Share" means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

(mm)        "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan.

(a) Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 10,000,000, all of which may be issued upon the exercise of Incentive Stock Options granted under the Plan. The Shares may be authorized, but unissued, or reacquired Common Stock. Upon payment in Shares pursuant to the exercise of an Award, the number of Shares available for issuance under the Plan shall be reduced only by the number of Shares actually issued in such payment. If a Participant pays the exercise price (or purchase price, if applicable) of an Award through the tender of Shares, or if Shares are tendered or withheld to satisfy any Company withholding obligations, the number of Shares so tendered or withheld shall again be available for issuance pursuant to future Awards under the Plan. The Shares issued under the Plan may be authorized, but unissued, or reacquired Common Stock.

(b) Lapsed Awards. If any outstanding Award expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company, the Shares allocable to the terminated portion of such Award or such forfeited or repurchased Shares shall again be available for grant under the Plan.

(c) Section 162(m) Grant Limit. Subject to the provisions of Section 12 of the Plan, at any time that the Company is a "publicly held corporation" within the meaning of Section 162(m) of the Code, no Employee or prospective Employee may be granted one or more Options within any fiscal year of the Company which in the aggregate cover more than 1,000,000 Shares. An Option which is canceled (or deemed to be canceled under Treasury Regulation Section 1.162-27(e)(2)(vi)(B)) within the same fiscal year of the Company in which it was granted shall continue to be counted against the Share limit set forth in this Section 3(c).

4. Administration of the Plan.

(a) Procedure.

(i)            Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii)           Section 162(m). To the extent that the Administrator determines it to be desirable and necessary to qualify Awards granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan will be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

(iii)          Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv)          Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

(v)           Delegation of Authority for Day-to-Day Administration. Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.

(b)           Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i)             to determine the Fair Market Value;

(ii)            to select the Service Providers to whom Awards may be granted hereunder;

(iii)           to determine the number of Shares to be covered by each Award granted hereunder;

(iv)           to approve forms of agreement for use under the Plan;

(v)            to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price or purchase price for an Award, the time or times when Awards may be exercised (which may be based on performance criteria), the time or times when Awards or Shares become vested, any forfeiture or repurchase rights of the Company or any Parent or Subsidiary of the Company with respect to Shares or Awards held by a Participant, whether an Option may be exercisable for unvested Shares which are subject to repurchase by the Company or any Parent or Subsidiary of the Company if a Participant ceases to be a Service Provider while holding unvested Shares, any vesting acceleration or waiver of forfeiture or repurchase rights, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, will determine;

(vi)           to reduce the exercise price of any Award to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Award shall have declined since the date the Award was granted;

(vii)          to institute an Exchange Program;

(viii)         to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(ix)           to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws and/or qualifying for preferred tax treatment under applicable foreign tax laws;

(x)            to modify or amend each Award (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Awards longer than is otherwise provided for in the Plan;

(xi)           to allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares or cash to be issued upon exercise or vesting of an Award that number of Shares or cash having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of any Shares to be withheld will be determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares or cash withheld for this purpose will be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(xii)          to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xiii)         to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award;

(xv)          to determine whether Awards will be settled in Shares, cash or in any combination thereof;

(xvi)         to determine whether Awards will be adjusted for Dividend Equivalents;

(xvii)        to create Other Stock Based Awards for issuance under the Plan;

(xviii)       to establish a program whereby Service Providers designated by the Administrator can reduce compensation otherwise payable in cash in exchange for Awards under the Plan;

(xix)          to impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including without limitation, (A) restrictions under an insider trading policy, and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers; and

(xx)           to make all other determinations deemed necessary or advisable for administering the Plan.

(c)            Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

5. Eligibility. Nonstatutory Stock Options and Restricted Stock may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6. Limitations.

(a) ISO $100,000 Rule. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

(b) No Rights as a Service Provider. Neither the Plan nor any Award shall confer upon a Participant any right with respect to continuing his or her relationship as a Service Provider, nor shall they interfere in any way with the right of the Participant or the right of the Company or its Parent or Subsidiaries to terminate such relationship at any time, with or without cause.

7. Stock Options.

(a) Term of Option. The term of each Option will be stated in the Award Agreement. In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(b) Option Exercise Price and Consideration.

(i) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:

(1)  In the case of an Incentive Stock Option

(A)  granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant.

(B)  granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price will be no less than 100% of the Fair Market Value per Share on the date of grant.

(2)  In the case of a Nonstatutory Stock Option, the per Share exercise price will be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price will be no less than 100% of the Fair Market Value per Share on the date of grant.

(3)  Notwithstanding the foregoing, Incentive Stock Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

(ii) Waiting Period and Exercise Dates.At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(c) Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration to the extent permitted under Section 16(a) of the Plan and all other Applicable Laws may consist entirely of:

(i)  cash;

(ii)  check;

(iii)  promissory note on such terms and conditions as determined by the Administrator in its sole and absolute discretion;

(iv)  other Shares which meet the conditions established by the Administrator to avoid adverse accounting consequences (as determined by the Administrator);

(v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

(vi) a reduction in the amount of any Company liability to the Participant, including any liability attributable to the Participant's participation in any Company-sponsored deferred compensation program or arrangement;

(vii)  any combination of the foregoing methods of payment; or

(viii)  such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

(d) Exercise of Option.

(i) Procedure for Exercise; Rights as a Stockholder.Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (x) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option, and (y) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Awarded Stock, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan or the applicable Award Agreement.

Exercising an Option in any manner will decrease the number of Shares thereafter available for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii)    Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant's death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant's termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option as of such termination date will revert to the Plan on the date one (1) month following the Participant's termination. If after termination the Participant does not exercise his or her Option within the time specified herein, in the Award Agreement or by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii)  Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant's Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant's termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option as of such termination date will revert to the Plan on the date one (1) month following the Participant's termination. If after termination the Participant does not exercise his or her Option within the time specified herein, in the Award Agreement or by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv)  Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant's death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant's designated beneficiary, provided such beneficiary has been designated in writing prior to Participant's death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant's estate or by the person(s) to whom the Option is transferred pursuant to the Participant's will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant's death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option as of the date of the Participant's death will revert to the Plan on the date one (1) month following the Participant's death. If the Option is not so exercised within the time specified herein, in the Award Agreement or by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made.

8. Restricted Stock.
(a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine. Subject to Section 16(a) of the Plan and any other Applicable Laws, the Administrator shall determine the form of consideration to be paid for such Shares. Such consideration to the extent permitted under Section 16(a) of the Plan and all other Applicable Laws may consist entirely of:

(i)     cash;

(ii)    check;

(iii)   past services rendered to the Company (or any Parent or Subsidiary);

(iv)   promissory note on such terms and conditions as determined by the Administrator in its sole and absolute discretion;

(v)    any combination of the foregoing methods of payment; or

(vi)   such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

(b) Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, Shares of Restricted Stock will be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

(c) Transferability. Except as provided in this Section 8, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d) Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e) Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f) Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g) Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

9. Other Stock Based Awards. Other Stock Based Awards may be granted either alone, in addition to, or in tandem with, other Awards granted under the Plan and/or cash awards made outside of the Plan. The Administrator shall have authority to determine the Service Providers to whom and the time or times at which Other Stock Based Awards shall be made, the amount of such Other Stock Based Awards, and all other conditions of the Other Stock Based Awards including any dividend and/or voting rights.

10. Leaves of Absence. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence and will resume on the date the Participant returns to work on a regular schedule as determined by the Company; provided, however, that no vesting credit will be awarded for the time vesting has been suspended during such leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed and the leave of absence lasts longer than three (3) months, then three months following the day after the expiration of the initial three-month leave period, any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

11. Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

12. Adjustments; Dissolution or Liquidation; Merger or Change in Control.
(a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs such that an adjustment is determined by the Administrator (in its sole discretion) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Administrator shall, in such manner as it may deem equitable, adjust (i) the number and class of Shares which may be delivered under Section 3(a) of the Plan, (ii) the maximum number of Shares by which the Shares reserved under the Plan shall increase in each fiscal year of the Company under Section 3(a) of the Plan, (iii) the maximum number and class of Shares for which any Employee or prospective Employee may be granted Options per fiscal year of the Company under Section 3(c) of the Plan and (iv) the number, class, and exercise price of Shares subject to outstanding Awards. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Award, to the extent applicable, until ten (10) days prior to such transaction as to all of the Awarded Stock covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse 100%, and that any Award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised or vested, an Award will terminate immediately prior to the consummation of such proposed action.

(c) Merger or Change in Control.

(i) Stock Options. In the event of a merger or Change in Control, each outstanding Option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. With respect to Options granted to an Outside Director that are assumed or substituted for, if immediately prior to or after the merger or Change in Control the Participant's status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Participant, then the Participant shall fully vest in and have the right to exercise such Options as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable. The Administrator shall also have the discretionary authority to structure one or more Option grants so that those Shares subject to such Options shall automatically vest, in whole or in part, upon the Involuntary Termination of the Participant's service with the Company or a Parent or Subsidiary of the Company within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control in which those Shares do not otherwise vest. Unless determined otherwise by the Administrator, in the event that the successor corporation refuses to assume or substitute for the Option, the Participant shall fully vest in and have the right to exercise the Option as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option is not assumed or substituted in the event of a merger or Change in Control, the Administrator shall notify the Participant in writing or electronically that the Option shall be exercisable, to the extent vested (taking into account any acceleration of vesting applicable to such option), for a period of up to fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or Change in Control, the option or stock appreciation right confers the right to purchase or receive, for each Share of Awarded Stock subject to the Option immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Awarded Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control. Notwithstanding anything herein to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant's consent; provided, however, a modification to such performance goals only to reflect the successor corporation's post-merger or post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

(ii) Restricted Stock and Other Stock Based Awards.In the event of a merger or Change in Control, each outstanding Restricted Stock award shall be assumed or an equivalent Restricted Stock award substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. With respect to Awards granted to an Outside Director that are assumed or substituted for, if immediately prior to or after the merger or Change in Control the Participant's status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Participant, then the Participant shall fully vest in such Awards, including Shares as to which the Participant would not otherwise be vested. Unless determined otherwise by the Administrator, in the event that the successor corporation refuses to assume or substitute for the Restricted Stock award, the Participant shall fully vest in the Restricted Stock including as to Shares which would not otherwise be vested. The Administrator shall also have the discretionary authority to structure one or more grants of Restricted Stock so that those Shares of Restricted Stock shall automatically vest, in whole or in part, upon the Involuntary Termination of the Participant's service with the Company or a Parent or Subsidiary of the Company within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control in which those shares of Restricted Stock do not otherwise vest. For the purposes of this paragraph, a Restricted Stock award shall be considered assumed if, following the merger or Change in Control, the award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received, for each Share and each unit/right to acquire a Share subject to the Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control. Notwithstanding anything herein to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant's consent; provided, however, a modification to such performance goals only to reflect the successor corporation's post-merger or post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

13. Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

14. Term of Plan. Subject to Section 19 of the Plan, the Plan will become effective upon its adoption by the Board. It will continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

15. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination. Subject to Section 17 of the Plan, no amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

16. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance. Notwithstanding any other provision of the Plan, the Company shall not be required to take or permit any action under the Plan or any agreement which, in the good faith determination of the Administrator, would result in a material risk of violation by the Company of Section 13(k) of the Exchange Act.

(b) Investment Representations. As a condition to the exercise or receipt of an Award, the Company may require the person exercising or receiving such Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

17. Severability. Notwithstanding any contrary provision of the Plan or an Award to the contrary, if any one or more of the provisions (or any part thereof) of this Plan or the Awards shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan or Award, as applicable, shall not in any way be affected or impaired thereby.

18. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

19. Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

WHERIFY WIRELESS, INC.
2004 STOCK PLAN
STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the 2004 Stock Plan (the "Plan") shall have the same defined meanings in this Stock Option Agreement (the "Option Agreement").

1. Grant of Option. The Administrator of the Company hereby grants to the Optionee (the "Optionee") named in the Certificate of Stock Option Grant (the "Certificate"), an option (the "Option") to purchase the number of Shares set forth in the Certificate, at the exercise price per Share set forth in the Certificate (the "Exercise Price"), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 15 of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail. This Option shall expire at the close of business on the expiration date set forth in the Certificate (the "Expiration Date"), unless sooner terminated in accordance with the provisions of this Option Agreement or the Plan. The Certificate is incorporated herein by reference and is a part of this Option Agreement.

If designated in the Certificate as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option ("NSO").

2. Exercise of Option. This Option shall be exercisable during its term in accordance with the provisions of Section 7 of the Plan as follows:

(a) Right to Exercise.

(i) Subject to subsections 2(a)(ii) and 2(a)(iii) below, this Option shall be exercisable cumulatively according to the vesting schedule set forth in the Certificate, subject to the Optionee's continuing as a Service Provider on such dates.

(ii) This Option may not be exercised for a fraction of a Share.

(iii) This Option may be exercised, to the extent it is then vested, for three months after Optionee ceases to be a Service Provider. Upon death or Disability of the Optionee, this Option may be exercised, to the extent it is then vested, for one year after Optionee ceases to be Service Provider. In no event shall this Option be exercised later than the Expiration Date as provided above.

(b) Method of Exercise. This Option shall be exercisable by delivery of an Exercise Notice (the "Exercise Notice") in the form as set forth in Exhibit A hereto which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

3. Optionee's Representations. In the event the Shares have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, make to the Company certain representations and warranties as set forth in the Exercise Notice.

4. Lock-Up Period. Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company not to exceed 180 days) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

5. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee (to the extent permitted under Section 16(a) of the Plan and all other Applicable Laws):

(a)    cash;

(b)    check;

(c)    consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

(d)   surrender of other Shares which, (i) have been owned by the Optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the exercised Shares.

6. Restrictions on Exercise. This Option may not be exercised (i) until such time as the Plan has been approved by the stockholders of the Company, or (ii) if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would not be permitted under Section 16(a) of the Plan or would constitute a violation of any Applicable Law.

7. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

8. Term of Option. The term of this Option shall begin on the grant date set forth in the Certificate and shall expire on the Expiration Date. This Option may be exercised only within such term, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

9. Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the optioned stock, notwithstanding the exercise of the Option. The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 7(d) of the Plan.

10. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Optionee understands and agrees that the Company shall cause legends to be placed upon any certificate(s) evidencing ownership of the Shares in order to evidence any restrictions on the transfer of the Shares set forth in this Option Agreement or in the Plan, together with any other legends that may be required by the Company or by state or federal securities laws.

(b) Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own Shares, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Option Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

11. Tax Consequences. Set forth below is a brief summary as of the date of this Option of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

(a) Exercise of NSO. There may be a regular federal income tax liability upon the exercise of an NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the exercised Shares on the date of exercise over the Exercise Price. If Optionee is an Employee or a former Employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

(b) Exercise of ISO. If this Option qualifies as an ISO, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the exercised Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

(c) Disposition of Shares. In the case of an NSO, if Shares are held for more than one year after the date of exercise of the Option, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. In the case of an ISO, if Shares transferred pursuant to the Option are held for more than one year after exercise and more than two years after the grant date of the Option, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an ISO are disposed of within one year after exercise or two years after the grant date of the Option, any gain realized on such disposition will be treated as compensation income in the year of such disposition (taxable at ordinary income rates) to the extent of the difference between the Exercise Price of the exercised Shares and the lesser of (i) the Fair Market Value of the exercised Shares on the date of exercise, or (ii) the sale price of the exercised Shares. Different rules may apply if the Shares are subject to a substantial risk of forfeiture (within the meaning of Section 83 of the Code) at the time of purchase. Any additional gain will be taxed as capital gain, which will be long-term or short-term depending on the period that the ISO Shares were held.

(d) Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two years after the grant date of the Option, or (ii) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee as a result of such disqualifying disposition.

(e) Withholding Taxes. Optionee agrees to make appropriate arrangements with the Company (or any parent or subsidiary of the Company employing or retaining Optionee) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise. Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver the Shares if such withholding amounts are not delivered at the time of exercise.

12. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement (including the Certificate and all of the exhibits, which are parts of this Agreement) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This Option Agreement is governed by the internal substantive laws but not the choice of law rules of California.

13. No Guarantee of Continued Service. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

14. Acknowledgement. By accepting this Option, Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and accepts this Option subject to all of the terms and provisions thereof. Further, Optionee acknowledges that Optionee has reviewed the Plan and this Option Agreement (including the Certificate and all of the exhibits, which are parts of this Agreement) in their entirety, has had an opportunity to obtain the advice of counsel prior accepting this Option and fully understands all provisions of the Option. Further, Optionee agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in his or her residence address.

EXHIBIT A

EXERCISE NOTICE

To:	WHERIFY WIRELESS, INC. (the "Company")

(Last Name) (First Name) (M.I.)

Pursuant to the provisions of the WHERIFY WIRELESS, INC. 2004 Stock Plan (the "Plan"), Certificate of Stock Option Grant and Option Agreement under which the following stock option(s) was/were granted, I hereby elect to exercise the following stock option(s) granted to me by the Company (as defined in the Plan) to purchase shares of Company Common Stock (the "Shares"):

Grant Exercise Information:

1	2	3	4	5	6	7
Grant Number (if applicable)	Grant Date	Grant Type (Check One)	Grant Price Per Share	# of Shares to Exercise	Amount Due For Stock	Amount Due for Taxes
		☐ ISO ☐ NSO
		☐ ISO ☐ NSO
		☐ ISO ☐ NSO
		☐ ISO ☐ NSO
		☐ ISO ☐ NSO
		☐ ISO ☐ NSO		(A)	(B)	(C)

Method Of Payment: ☐ Check
***If check not enclosed, please indicate:
Method of Payment - Total Due for Exercise (B+C): $

TO COMPLETE YOUR STOCK OPTION EXERCISE, YOU MUST DO THE FOLLOWING:

1. Review the Terms and Conditions of Stock Option Exercise attached as Exhibit B to this document.

2. Review and complete the terms of purchase set forth below.

Terms of Purchase:

By signing this Exercise Notice, I hereby represent and warrant to the Company that I have read and agree to (i) all of the Terms and Conditions of Stock Option Exercise attached hereto as Exhibit B and (ii) all of the terms and conditions of the Option Agreement (including exhibits).

I am hereby delivering to the Company: (i) this fully completed and executed Exercise Notice and (ii) the full purchase price for the Shares.

I understand that, if I am an officer or director of the Company, I may be subject to additional requirements under Federal securities regulations which pertain to this type of transaction.

EXHIBIT B

TERMS AND CONDITIONS OF STOCK OPTION EXERCISE

1. Exercise. The Optionee (the "Optionee") identified on the Exercise Notice to which these Terms and Conditions of Stock Option Exercise (these "Terms and Conditions") are attached has elected to exercise the option (the "Option") to purchase shares of Common Stock of the Company (as defined in the Wherify Wireless, Inc. 2004 Stock Plan) identified on the Exercise Notice, and thereby purchase from the Company that number of shares of the Company's Common Stock identified on the Exercise Notice (the "Shares") at the applicable exercise price per share set forth in the Option Agreement (the "Exercise Price"), and subject to the terms and conditions of: (i) the 2004 Stock Plan (the "Plan"), (ii) the Stock Option Agreement (including all exhibits thereto and the Certificate of Stock Option Grant (the "Certificate")) pursuant to which the Company granted the Option to Optionee (the "Option Agreement"), and (iii) the Exercise Notice, including these Terms and Conditions. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in these Terms and Conditions.

2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement and any and all withholding taxes due in connection with the exercise of the Option.

3. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement (including the Certificate and all of the exhibits, which are part of the Option Agreement) and agrees to abide by and be bound by their terms and conditions. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice. Optionee understands and agrees that the Company shall cause the legends to be placed upon any certificate(s) evidencing ownership of the Shares in order to evidence any restrictions on the transfer of the Shares set forth in the Option Agreement or in the Plan, together with any other legends that may be required by the Company or by state or federal securities laws.

4. Investment Representations. In the event that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), at the time of exercise, then in connection with the purchase of the Shares, the Optionee represents to the Company the following:

(a) Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Optionee is acquiring these Shares for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act.

(b) Optionee acknowledges and understands that the Shares constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these Shares for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Shares, or for a period of one year or any other fixed period in the future. Optionee further understands that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Shares. Optionee understands that the certificate evidencing the Shares will be imprinted with a legend which prohibits the transfer of the Shares unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and with any other legend required under applicable state securities laws.

(c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Shares exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Shares being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Shares may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Shares were sold by the Company or the date the Shares were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Shares by an affiliate, or by a non-affiliate who subsequently holds the Shares less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

(d) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement Shares other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

5. Lock-Up Period. Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company not to exceed 180 days) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

6. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and the terms and conditions of this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, the terms and conditions of this Exercise Notice shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

7. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

8. Governing Law; Severability. This Exercise Notice is governed by the internal substantive laws, but not the choice of law rules, of California.

9. Entire Agreement. The Plan and Option Agreement (including the Certificate and all exhibits, which are parts of the Option Agreement) are incorporated herein by reference. This Exercise Notice, the Plan, the Certificate, and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company.